UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2012

GREEN POLKADOT BOX INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	333-74928	52-2325923
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

629 E. Quality Drive, Suite 103

American Fork, UT 84003

(Address of principal executive offices) (zip code)

(801) 478-2500

 (Registrant's telephone number, including area code)

 Copies to:

Andrea Cataneo, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Phone: (212) 930-9700

Fax: (212) 930-9725

Vault America, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 26, 2012, Green PolkaDot Box Incorporated (formerly known as Vault America, Inc.) (the “Company”) filed Articles of Merger with the Secretary of State of Nevada, pursuant to which, the Company’s wholly owned subsidiary (formed solely for the purpose of being merged into and effecting a change in the name of the Company) was merged into the Company, and the Company’s corporate name changed from Vault America, Inc. to Green PolkaDot Box Incorporated. The Company is in the process of notifying the Financial Industry Regulatory Authority of the name change and requesting a change in its stock trading symbol in connection with the name change.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN POLKADOT BOX INCORPORATED

Dated: March 30, 2012	By:	/s/ Rod A. Smith
Name: Rod A. Smith
Title: Chief Executive Officer